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                                                                     Exhibit 4.1


Number  ____                   CLICK COMMERCE, INC.               *______ Shares
                              A Delaware Corporation                Common Stock


     THIS CERTIFIES THAT _______ is the record holder of ___________ (_____) shares of Common Stock of Click Commerce, Inc. (the "Corporation"), transferable only on the share register of the Corporation by the holder, in person or by such holder's duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

     This Certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of said Corporation and any amendments thereto, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this Certificate, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this ____ day of _______, _____.



__________________________________          ____________________________________
____________________, Secretary                ______________________, President

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FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO
_______________________________________________ SHARES REPRESENTED BY THE WITHIN
CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ____________, _____
                                                  ______________________________
                                                     (Signature)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.